UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 25, 2016
VMWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33622 (Commission File Number)	94-3292913 (IRS Employer Identification Number)

3401 Hillview Avenue, Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (650) 427-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 25, 2016, in a press interview in advance of its annual VMworld conference, VMware reaffirmed the fiscal year 2016 revenue and cash flow guidance that it had previously provided on July 18, 2016 in its second quarter 2016 earnings conference call. VMware expects fiscal year 2016 revenue of $6.950 to $7.050 billion and fiscal year 2016 cash flow from operations of $2.30 billion.

This Item 7.01 contains forward-looking statements regarding VMware’s revenue and cash flow expectations for fiscal year 2016. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) adverse changes in general economic or market conditions; (ii) delays or reductions in consumer, government and information technology spending; (iii) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into the virtualization software and cloud, end user and mobile computing industries, and new product and marketing initiatives by VMware’s competitors; (iv) VMware’s customers’ ability to transition to new products and computing strategies such as cloud computing, desktop virtualization and the software defined data center; (v) VMware’s ability to enter into and maintain strategically effective partnerships; (vi) the uncertainty of customer acceptance of emerging technology; (vii) changes in the willingness of customers to enter into longer term licensing and support arrangements; (viii) rapid technological changes in the virtualization software and cloud, end user and mobile computing industries; (ix) changes to product and service development timelines; (x) VMware’s relationship with EMC Corporation and EMC’s ability to control matters requiring stockholder approval, including the election of VMware’s board members and matters relating to EMC’s investment in VMware, and any changes that Dell may implement following the completion of the Dell-EMC merger; (xi) VMware’s ability to protect its proprietary technology; (xii) VMware’s ability to attract and retain highly qualified employees; (xiii) the unsuccessful integration of acquired companies and assets into VMware; (xiv) disruptions to VMware’s business resulting from the pendency and consummation of EMC’s acquisition by Dell and the potential for loss of VMware customers due to uncertainty that the Dell-EMC transaction could have on VMware’s business; (xv) the failure of Dell’s acquisition of EMC to close when anticipated, if at all; (xvi) the ability of VMware to realize synergies following Dell’s acquisition of EMC; (xvii) disruptions resulting from key management changes; (xviii) fluctuating currency exchange rates; and (xix) changes in VMware’s financial condition. These forward-looking statements are made as of the date of this filing, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VMware, Inc.

Date: August 26, 2016	By:	/s/ Zane Rowe
Zane Rowe
Chief Financial Officer, Chief Operating Officer and Executive Vice President